                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]   Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          International Imaging Materials, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                                                                   "PRELIMINARY"

                     INTERNATIONAL IMAGING MATERIALS, INC.
                               310 COMMERCE DRIVE
                            AMHERST, NEW YORK 14228
                             _____________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 21, 1996



To the Stockholders of
INTERNATIONAL IMAGING MATERIALS, INC.:

     You are cordially invited to attend the Annual Meeting of Stockholders of INTERNATIONAL IMAGING MATERIALS, INC., a Delaware corporation (the "Company"), which will be held at the Company's offices at 310 Commerce Drive, Amherst, New York 14228, on Wednesday, August 21, 1996, at 3:00 p.m. (local time), for the following purposes:

     (1) To elect three Class I Directors, each to serve for a term of three years and until his successor is duly elected and qualified and

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     A copy of the Company's Annual Report, a Proxy Statement and Form of Proxy are being mailed together with this notice.

     Only stockholders of record at the close of business on June 25, 1996 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. Such stockholders may vote in person or by proxy. You are cordially invited to attend the Annual Meeting. It is important to you and to the Company that your shares be voted at the Annual Meeting.

                                 By Order of the Board of Directors

                                 Michael J. Drennan,
                                 Vice President - Finance
                                 Treasurer, Secretary and
                                 Chief Financial Officer

June 27, 1996



WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT CAREFULLY AND THEN TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ADDRESSED ENVELOPE. AS SET FORTH IN THE PROXY STATEMENT, THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO ATTEND AND TO VOTE AT THE ANNUAL MEETING.

                                                                   "PRELIMINARY"


                     INTERNATIONAL IMAGING MATERIALS, INC.
                              ___________________

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 21, 1996



     This Proxy Statement and the accompanying form of proxy (the "Proxy") are being furnished to the stockholders of International Imaging Materials, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of Proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held at the Company's offices at 310 Commerce Drive, Amherst, New York, on Wednesday, August 21, 1996, at 3:00 p.m. (local time), and at any adjournment thereof. Only stockholders of record at the close of business on June 25, 1996 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. This Proxy Statement and the accompanying Proxy materials are being sent or given to the stockholders commencing on or about June 27, 1996.

     At the Annual Meeting, the stockholders of the Company will be asked to (i) elect three Class I Directors, each to serve for a term of three years and until his successor is duly elected and qualified and (ii) transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The principal executive offices of the Company are located at 310 Commerce Drive, Amherst, New York 14228, and the Company's telephone number at that address is (716) 691-4064.


     STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED ADDRESSED ENVELOPE.

                                                                   "PRELIMINARY"

SOLICITATION OF PROXIES

     If the accompanying Proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified in the Proxy. In the absence of instructions to the contrary, such shares will be voted in favor of all of the nominees for election to the Board of Directors listed in this Proxy Statement and named in the accompanying Proxy. The Board of Directors does not intend to bring any other matters before the Annual Meeting and is not aware of any matters which will come before the Annual Meeting other than as described herein. In the absence of instructions to the contrary, however, it is the intention of each of the persons named in the accompanying Proxy to vote the Proxy on behalf of the stockholders they represent in accordance with their discretion with respect to any such other matters properly coming before the Annual Meeting.

     Any stockholder may revoke his or her Proxy at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation). A Proxy may be revoked by filing with Michael J. Drennan, Vice President - Finance, Treasurer and Secretary of the Company, at 310 Commerce Drive, Amherst, New York 14228, a written notice of revocation or a subsequently dated and executed Proxy at any time prior to the time it has been voted at the Annual Meeting, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy).

VOTING AT THE MEETING

     Holders of record of the Common Stock on the Record Date will be entitled to one vote for each share held on all matters to come before the Annual Meeting. The presence, in person or by Proxy, of stockholders entitled to cast a majority of all votes entitled to be cast at the Annual Meeting will constitute a quorum. Assuming a quorum, the three nominees receiving a plurality of the votes cast at the Annual Meeting for the election of Directors will be elected as Class I Directors. With regard to the election of Directors, votes may be cast in favor of election or withheld. Votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the outcome of the election of Directors.



                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Company has a classified Board of Directors consisting of three Class I Directors, four Class II Directors and two Class III Directors. The current terms of the Class I, Class II and Class III Directors continue until the Annual Meetings of Stockholders to be held in 1996, 1997 and 1998, respectively, and until their respective successors are elected and qualified. At each Annual Meeting of Stockholders, a class of Directors is elected for a full term of three years to succeed the class of Directors whose terms expire at such Annual Meeting.

     The following information is furnished with respect to the three nominees for election as Class I Directors and with respect to the Directors who will continue in office after the Annual Meeting until the expiration of their respective terms. The Board of Directors, upon recommendation of the Nominating Committee of the Board of Directors, has recommended the Class I Director nominees named below. Unless otherwise instructed, it is the intention of the persons named in the accompanying Proxy to vote all shares of Common Stock represented by properly executed Proxies for the three Class I Director nominees named below. Although each of the nominees has indicated that he will serve as a Director of the Company, should any or all of them be unable to serve, the Proxies will be voted for the election of a substitute nominee or nominees designated by the Board of Directors or the Board of Directors will elect to reduce appropriately the number of Directors constituting the Board of Directors.

                                                                   "PRELIMINARY"

     Nominees for Class I Directors - Terms to Expire in 1999
     ------------------------------   -----------------------

     Michael J. Downey, age 52, has been a Director of the Company since 1993. Mr. Downey, a private investor, was from 1989 to 1993, Chairman of the Board and Chief Executive Officer of Prudential Mutual Fund Management. Mr. Downey also served as an Executive Vice President and a member of the Operating Committee of Prudential Securities Inc. Mr. Downey is a member of the boards of directors of the Asia Pacific Fund, Inc., The Merger Fund and The Simba Fund, Ltd.

     Ronald J. Kubovcik, age 51, has been a Director of the Company since 1987. Mr. Kubovcik has been a partner in the law firm of Adduci, Mastriani, Schaumberg, L.L.P., resident in its Washington, D.C. office, since 1993. From 1992 to 1993, Mr. Kubovcik was a partner in the law firm of Shea & Gould, resident in its Washington, D.C. office. Prior to 1992, Mr. Kubovcik was a partner with Armstrong etal. Mr. Kubovcik specializes in intellectual property and technology law and has over 25 years of experience in that area. Mr. Kubovcik represents clients in the United States, Japan and Europe and has lectured and authored papers relating to various areas of intellectual property.

     Donald D. Lennox, age 77, joined the Company as a Director in 1989 and was elected Chairman of the Board of Directors in 1990. From 1987 to 1989, Mr. Lennox served as Chairman of the Board and Chief Executive Officer of Schlegel Corp., a manufacturer of engineered perimeter sealing systems. From 1982 to 1987, Mr. Lennox was Chairman of the Board and Chief Executive Officer of Navistar International Corporation (formerly International Harvester Corporation) and from 1980 to 1982 was Executive Vice President, President and Chief Executive Officer of International Harvester Corporation. Mr. Lennox serves on the boards of directors of Gleason Corporation, and various mutual funds affiliated with The Prudential Insurance Company of America and its wholly-owned subsidiary, Prudential Securities Inc.

     James H. Groh, who was a Class I Director, resigned effective March 13, 1996, and is not a nominee.

VOTE REQUIRED FOR APPROVAL

     The three nominees receiving a plurality of the votes cast at the Annual Meeting for the election of Directors will be elected as Class I Directors.



                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                   FOR THE NOMINEES TO THE BOARD OF DIRECTORS

CONTINUING DIRECTORS NOT STANDING FOR RE-ELECTION

     Class II Directors - Terms to Expire in 1997
     ------------------   -----------------------

     Robert S. Anderson, age 54, has been a Director of the Company since 1983. Since 1988, Mr. Anderson has been a Senior Vice President of Brean Murray, Foster Securities Inc. Mr. Anderson also devotes a portion of his time to money management at BMI Capital, a registered investment advisor and affiliate of Brean Murray, Foster Securities Inc. Prior to that, Mr. Anderson was Director of Research at the securities firm of Baer & Co. Mr. Anderson is a member of the board of directors of Trident International.

                                                                   "PRELIMINARY"

     Richard A. Marshall, age 45, has been a Director of the Company since March 1995. Mr. Marshall joined the Company in 1992 and is currently Executive Vice President and Chief Operating Officer. Prior to joining the Company, Mr. Marshall was employed at Harris Corporation in its RF Communications Group, a manufacturer of communications systems. At Harris Corporation, Mr. Marshall was Director of Manufacturing, Director of Materials Management and, most recently, the Vice President of Government Programs.

     William P. Montague, age 49, has been a Director of the Company since 1994. Mr. Montague is currently the President and Chief Operating Officer of Mark IV Industries, Inc. where he has been employed since 1972. Mark IV Industries, Inc. is a publicly traded, diversified manufacturer with operations principally in three core businesses: power and fluid transfer, transportation and professional audio. Mr. Montague is a certified public accountant and serves on the boards of directors of Gibraltar Steel Corporation, Chase Manhattan Bank, N.A. Regional Advisory Board and Mark IV Industries, Inc.

     Dr. Albert J. Simone, age 60, has been a Director of the Company since 1994. Dr. Simone has been President of the Rochester Institute of Technology ("RIT") since September 1992. From 1984 to 1992, Dr. Simone was President of the University of Hawaii System and Chancellor of the University of Hawaii at Manoa. Dr. Simone is a member of the Conference Board, Joint Institute for Marine and Atmospheric Research, Pacific and Asian Affairs Counsel, Pacific International Center for High Technology Research and the University's Research Association. Dr. Simone is a member of the board of directors of Marine Midland Bank, Rochester Division.

Class III Directors - Terms to Expire in 1998
- -------------------   -----------------------

     Alexander K. Daw, age 38, has been a Director of the Company since 1985. Mr. Daw is the Managing Director of Research Laboratories of Australia Pty. Ltd., an independent contract research organization founded in 1959 and devoted to research in a number of areas, including imaging and image toning sciences. Research Laboratories of Australia Pty. Ltd. has approximately 50 research personnel and has worked with a number of Japanese, European and North American corporations on sophisticated imaging technologies.

     John W. O'Leary, age 60, joined the Company in 1984 as President and Chief Executive Officer and a Director. Prior to joining the Company, Mr. O'Leary had been employed since 1960 by various divisions of Burroughs Corporation (now Unisys). During that time, among other positions held, Mr. O'Leary served as Corporate Vice President and President of Burroughs Office Products Group from 1977 through 1984, and as General Manager of Burroughs Supplies Division from 1976 through 1977. Mr. O'Leary is a member of the board of directors of Marine Midland Bank, Rochester Division.

     Stephen P. Munn, who was a Class III Director, resigned effective April 15, 1996.

COMPENSATION OF DIRECTORS

     The Directors who are employees of the Company are not compensated for serving as Directors. For the fiscal year ended March 31, 1996, Directors who were not employees of the Company received an annual retainer fee of $8,000, a committee retainer fee of $1,000 for each committee on which they served, plus a fee of $1,000 for each meeting of the Board of Directors and its committees which they attended.

     Non-employee Directors also participate in the 1993 Outside Director Stock Option Plan which provides for annual grants on April 1 of each year, to each such Director, of stock options to purchase 1,000 shares of Common Stock at the fair market value thereof. Additionally, each non-employee Director on October 1, 1994 received an award of 1,500 shares of Restricted Stock. The Plan provides for additional annual awards of 300 shares of Restricted Stock to each non-employee Director on each October 1 thereafter. Directors of the Company are also reimbursed for out-of-pocket expenses.

                                                                   "PRELIMINARY"


BOARD AND COMMITTEE MEETINGS

     The Board of Directors met five times during the fiscal year ended March 31, 1996. All of the Directors attended at least 75% of the meetings of the Board of Directors and the committees on which they served during the fiscal year ended March 31, 1996.

     The Board of Directors has an Audit Committee, Compensation Committee, Executive Committee and Nominating Committee.

     The Audit Committee currently consists of six members. The Audit Committee is generally responsible for recommending the appointment of the Company's independent auditors and overseeing the accounting function and internal controls of the Company, including reviewing, with the Company's independent auditors, (i) the general scope of their audit services and the annual results of their audit, (ii) the reports and recommendations made to the Audit Committee by the independent auditors and (iii) the Company's internal control structure. The Audit Committee held two meetings during the fiscal year ended March 31, 1996. Messrs. Daw, Anderson, Downey, Kubovcik, Montague and Simone are the current members of the Audit Committee.

     The Compensation Committee currently consists of five members. Subject to the terms of applicable employment agreements, the Compensation Committee determines officers' salaries and bonuses and administers the Company's 1984 Stock Plan and 1990 Incentive Plan (collectively, the "Stock Plans"). The Compensation Committee held three meetings during the fiscal year ended March 31, 1996. Messrs. Downey, Daw, Kubovcik, Lennox and Montague are the current members of the Compensation Committee.

     The Executive Committee currently consists of five members. The Executive Committee reviews management's actions with respect to employee safety, environmental regulations, equal employment opportunities, OSHA regulations, conflicts of interest and business ethics, and sexual harassment. To the extent permitted by Delaware law, the Executive Committee may act in place of the Board of Directors in those instances where immediate action is needed. The Executive Committee held two meetings during the fiscal year ended March 31, 1996.
Messrs. Lennox, Anderson, Montague, O'Leary and Simone are the current members of the Executive Committee.

     The Nominating Committee currently consists of five members. The Nominating Committee recommends to the full Board of Directors persons to be nominated to serve as Directors and members of the committees of the Board of Directors. The Nominating Committee held one meeting during the fiscal year ended March 31, 1996. Messrs. Anderson, Daw, Downey, Lennox and Simone are the current members of the Nominating Committee. Under the Company's by-laws, nominations for elections of Directors may be made by stockholders only upon written notice to the Company, which notice must include certain information regarding nominees, and be given to the Company not more than 60 nor less than 30 days in advance of the date of the meeting at which such election is to take place or, if notice of the meeting is given less than 40 days prior to the date of the meeting, within 10 days after the giving of notice of the meeting. Any nominations made in accordance with such procedures will be considered by the Nominating Committee.


                               EXECUTIVE OFFICERS

     As of June 10, 1996 the Company's executive officers include John W. O'Leary, President and Chief Executive Officer, Richard A. Marshall, Executive Vice President and Chief Operating Officer, Richard W. Dean, Vice President - Sales, Vincent C. Dowell, Vice President - Manufacturing, Michael J. Drennan, Vice President - Finance, Treasurer, Secretary and Chief Financial Officer, F. Lynn Hamb, Vice President -Research and Development and Chief Technical Officer, David B. Lupp, Vice President - Controller, Assistant Treasurer and Assistant Secretary, Nick S. Mandrycky, Vice President - Sales, Paul F. Swift, Vice President - Emeritus and Rickey W. Wallace, Vice President - Marketing. Each of these executive officers was appointed by, and serves at the pleasure of, the Board of Directors.

                                                                   "PRELIMINARY"

     John W. O'Leary, age 60, joined the Company in 1984 as President and Chief Executive Officer and a Director. Prior to joining the Company, Mr. O'Leary had been employed since 1960 by various divisions of Burroughs Corporation (now Unisys). During that time, among other positions held, Mr. O'Leary served as Corporate Vice President and President of Burroughs Office Products Group from 1977 through 1984, and as General Manager of Burroughs Supplies Division from 1976 through 1977. Mr. O'Leary is a member of the board of directors of Marine Midland Bank, Rochester Division.

     Richard A. Marshall, age 45, joined the Company in 1992 and is currently Executive Vice President and Chief Operating Officer and a Director. Prior to joining the Company, Mr. Marshall was employed at Harris Corporation in its RF Communications Group, a manufacturer of communications systems. At Harris Corporation, Mr. Marshall was Director of Manufacturing, Director of Materials Management and, most recently, the Vice President of Government Programs.

     Richard W. Dean, age 42, joined the Company in 1989 and is currently Vice President - Sales. Prior to joining the Company, Mr. Dean held a variety of executive level sales and marketing positions with Epson America from 1985 to 1989, Apple Computer from 1983 to 1985 and Burroughs Corporation from 1975 to 1983.

     Vincent C. Dowell, age 40, joined the Company in 1992 and is currently Vice President - Manufacturing. Prior to joining the Company, Mr. Dowell was employed at Harris Corporation in its RF Communications Group, where his last position was Director of Manufacturing. In such capacity, Mr. Dowell was responsible for various operational duties, including production oversight, inventory control, industrial and test engineering and quality control.

     Michael J. Drennan, age 41, joined the Company in 1984 and is currently Vice President - Finance, Treasurer, Secretary and Chief Financial Officer. From 1977 to 1984, Mr. Drennan held various positions with KPMG Peat Marwick LLP, including, most recently, Senior Manager and Computer Audit Specialist. Mr. Drennan is a certified public accountant.

     F. Lynn Hamb, age 58, joined the Company in 1995 as Vice President-Research and Development and Chief Technical Officer. Prior to joining the Company, Dr. Hamb was employed for 31 years by the Eastman Kodak Company. During that time Dr. Hamb held various research, product development and operational positions, most recently as Vice President and Regional Business Manager for Eastman Kodak Asia-Pacific Limited.

     David B. Lupp, age 39, joined the Company in 1989 and is currently Vice President-Controller, Assistant Treasurer and Assistant Secretary. Prior to joining the Company, Mr. Lupp was Vice President of Finance and Administration with MHP Machines, Inc. from 1987 to 1989, Director of Cash Management and Financial Reporting with the Sierra Research Division of LTV Corporation from 1983 to 1987, and Manager with KPMG Peat Marwick LLP from 1979 to 1983. Mr. Lupp is a certified public accountant.

     Nick S. Mandrycky, age 38, joined the Company in 1988 and is currently Vice President - Sales. Prior to joining the Company, Mr. Mandrycky was employed from 1987 to 1988 by Porelon, Inc., a manufacturer of products for impact printers where he held a product management position. From 1980 through 1987, Mr. Mandrycky held a variety of sales and product management positions in the Office Supplies Division of Burroughs Corporation.

     Paul F. Swift, age 72, joined the Company in 1993 and is currently Vice President - Emeritus. From 1983 through 1993, Mr. Swift was Vice President and Director of the Imaging Division at the Rochester Institute of Technology Research Corporation. Prior to that, Mr. Swift held a number of research management positions during a 30 year career at Eastman Kodak Company, including director of a major research division.

                                                                   "PRELIMINARY"


     Rickey W. Wallace, age 43, joined the Company in 1993 and is currently Vice President - Marketing. Prior to joining the Company, Mr. Wallace was, from 1987 to 1993, Director of Marketing at Standard Register Company in its Business Equipment and Systems Division.



                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee consists of five independent, non-employee
Directors: Mr. Downey is Chairman and Messrs. Daw, Kubovcik, Lennox and Montague are the other current members of the Compensation Committee. The Compensation Committee determines officers' salaries and bonuses subject to the terms of the applicable employment agreements. See "Continuity Agreements". In addition, the Compensation Committee makes grants and awards under the 1990 Incentive Plan to selected employees, including executive officers, and otherwise administers the Stock Plans.

Compensation Philosophy

     The Company's executive compensation program is designed to recognize the importance of individual high quality work performance and reward it accordingly, to integrate management's pay with the achievement of the Company's annual and long-term performance goals, to maximize the tax deductibility of executive compensation and to assist the Company in attracting and retaining qualified executive officers and key employees.

     Executive officers' compensation, which is determined on an annual basis, consists of three components: (i) a base salary, which rewards each individual's performance; (ii) a cash incentive bonus, which is tied to the achievement of annual financial performance goals of the Company; and (iii) a long-term incentive program, consisting of stock option and restricted stock awards, which is intended to promote the achievement of long-term performance goals and to align the long-term interests of the Company's executive officers with those of the Company's stockholders.

     During fiscal 1995, the Company retained the services of Hewitt Associates, a compensation consulting firm, to assist the Compensation Committee in assessing the structure and competitiveness of the Company's compensation programs for its executive officers. Hewitt Associates compared the base salaries, cash incentive bonuses and long-term incentive program awards for the Company's seven most highly compensated executive officers to the compensation levels contained in the 1994 annual proxy statements of 22 high-growth manufacturing companies similar in size to the Company. The Company updated this study for the same companies during fiscal 1996 and the Compensation Committee considered the results of this updated study in light of the factors set forth above in determining the base salaries, incentive bonus compensation program and long-term incentive program for fiscal 1997.

Base Salary Compensation

     Base salaries for executive officers are determined by assessing the sustained performance, current salary in relation to the salary range designated for the position, experience and potential for advancement of each of the executive officers. These ranges are reviewed annually and determined by evaluating the responsibilities of the positions and comparing them with other executive officer positions using the results of the Hewitt Associates study updated by the Company. It is the Compensation Committee's belief that these executives should be rewarded for their past contribution and commitment to the Company's development and growth, and in the case of certain executives, for their commitment to the Company during difficult periods. In addition, the Compensation Committee believes that it is important to the continuing success of the Company to retain these executives. Consistent with this belief, it is the Compensation Committee's policy to continue to establish base salaries at very competitive levels.

                                                                   "PRELIMINARY"


Incentive Bonus Compensation Program

     The incentive bonus award component of executive officer compensation is based upon the achievement of certain levels of adjusted operating income, thereby establishing a direct link between executive pay and the Company's profitability. Operating income targets are based upon the Annual Financial Plan for the Company as approved by the Board of Directors. An individual executive's incentive bonus opportunity is a percentage of his salary, determined by the level of his position. Actual incentive bonus payments are calculated by applying a percentage, determined by the actual adjusted operating income of the Company, to the executive's salary. This calculation results in payments at the targeted incentive bonus opportunity level when the Annual Financial Plan adjusted operating income goal is achieved, and payments below the targeted level when adjusted operating income is below that set by the Annual Financial Plan. The calculation provides for payments above the targeted level only when operating income exceeds that set forth in the Annual Financial Plan. There were no incentive bonus payments for fiscal 1996 since the Company's actual adjusted operating income did not meet the minimum level required for payments under this program.

Long-Term Incentive Program

     It is the policy of the Compensation Committee to award stock options and restricted stock to executive officers and other key employees of the Company to align the long-term interests of such persons with the Company's stockholders and to help attract and retain such persons. Stock options under the 1990 Incentive Plan are granted at the fair market value of the Common Stock at the date of grant. The stock options, therefore, provide value to the recipients only if and when the market price of the Common Stock increases above the stock option grant price.

     During fiscal 1996, in an effort to preserve this incentive as an effective tool in motivating and retaining executives, 236,000 options with exercise prices from $26.50 to $26.88 per share granted prior to April 21, 1995 were canceled in exchange for the same number of options granted as of February 16, 1996. The replacement options have an exercise price of $17.75 per share, the fair market value of the Common Stock on that date. In exchange for the replacement of these options, the executives agreed to forego any payments at or below the target level under the incentive bonus compensation program for fiscal 1997. On balance, the Compensation Committee determined this exchange to be in the best interests of the Company and its stockholders to restore the long-term incentive program for the executives, to encourage them to remain as employees of the Company, and to exert their maximum efforts on behalf of the Company.

     Stock options are generally issued with a 10-year expiration period and, with the exception of the stock options repriced on February 16, 1996, vest in equal annual installments over a five-year period in order to encourage executive officers and other key employees to take a long-term view of the impact of their individual contributions to the Company. To further this goal, the Compensation Committee has also agreed to make available to officers and directors non-interest bearing stock option exercise loans, secured by personal assets, to pay the option exercise price and taxes (subject to specified limitations). The stock option exercise price may also be paid in cash, shares of Common Stock or a combination of cash and shares. Under the reload provision of the 1990 Incentive Plan, executive officers who elect to pay the exercise price by surrendering shares of Common Stock previously owned, automatically receive a new stock option grant equal to the number of shares so surrendered.

     To attract qualified personnel, certain executive officers were granted stock options at the time of hire. In determining the size of additional grants to each of such executive officers, the Compensation Committee assesses the individual performance, contribution to the Company's growth, length of service and other commitments to the Company, and the level of responsibility within the Company of each of such executive officers. Options to acquire a total of 1,480,357 shares of Common Stock were outstanding under the Stock Plans as of May 31, 1996.

                                                                   "PRELIMINARY"


Compensation of the CEO

     Mr. O'Leary's compensation is determined in part by a Continuity Agreement, effective in 1991. See "Continuity Agreements." The Compensation Committee has reviewed the Continuity Agreement and believes that it is consistent with the Compensation Committee's current philosophy. See "Compensation Philosophy" in this section.

     For the fiscal year ended March 31, 1996, Mr. O'Leary was paid a base salary of $285,755 and received no incentive bonus payment. In approving such base salary, the Compensation Committee considered the terms of the Continuity Agreement, as well as the factors set forth above in this section under the captions "Base Salary Compensation" and "Incentive Bonus Compensation." In addition, Mr. O'Leary was granted options to purchase an aggregate of 116,611 shares of Common Stock during the fiscal year ended March 31, 1996, including 45,000 replacement options which were granted on February 16, 1996. Also included in his fiscal 1996 grant are 15,335 options which were granted under the reload provision of the 1990 Incentive Plan, in connection with the surrender of the same number of shares of Common Stock, to pay the exercise price of options exercised by Mr. O'Leary. In the future, the Compensation Committee will continue to emphasize the relationship between pay and performance by placing variable compensation at risk, subject to the achievement of specific and measurable financial goals and objectives.

                           Michael J. Downey

                           Alexander K. Daw

                           Ronald J. Kubovcik

                           Donald D. Lennox

                           William P. Montague



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     All of the members of the Compensation Committee are independent, non-employee Directors of the Company and are not former officers of the Company. Mr. Downey is Chairman and Messrs. Daw, Kubovcik, Lennox and Montague are the other current members of the Compensation Committee. No executive officer of the Company serves as a member of the board of directors or on the compensation committee of a corporation of which any of the Company's Directors serving on the Compensation Committee or on the Board of Directors is an executive officer.

     Mr. Lennox, the Company's Chairman of the Board and a member of the Compensation Committee, was paid consulting fees of $80,000 by the Company during the Company's fiscal year ended March 31, 1996. The Company anticipates paying consulting fees to Mr. Lennox in the future.

     Mr. Kubovcik, a Director and a member of the Compensation Committee, is a partner in the law firm of Adduci, Mastriani, Schaumberg, Meeks & Schill L.L.P., resident in its Washington, D.C. office, which provides legal services to the Company.

                                                                   "PRELIMINARY"


COMPENSATION OF EXECUTIVE OFFICERS

Compensation

     The following table sets forth certain information for the Company's past three fiscal years ended March 31, 1996 concerning the cash and non-cash compensation earned by or awarded to the Chief Executive Officer of the Company and each of the other four most highly compensated executive officers of the Company whose combined salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                 Annual Compensation                    Long-Term
                                                 -------------------                    ---------
                                                                                  Compensation Awards
                                                                               -------------------------
                                                                                              Securities
                                                                  All Other    Restricted     Underlying       All Other
           Name and              Fiscal                         Compensation      Stock        Options/       Compensation
         Principal Position       Year   Salary ($) Bonus ($)      $ (1)        Awards ($)    SARs (#)(4)          ($)(2)
         ------------------      ------  --------  ----------   ------------   ----------   ----------           -------
John W. O'Leary                    1996   285,755         ---        174,842          ---      116,611            95,565
   President &                     1995   285,755     180,924            ---          ---       45,000           175,087
     Chief Executive Officer       1994   272,148      83,822            ---       491,375 (3)  75,000            98,774


James H. Groh (5)                  1996   186,930         ---         30,008          ---       42,500             8,236
   Executive Vice President -      1995   179,740     113,850            ---          ---       25,000             7,099
     Sales and Marketing           1994   172,000      52,976            ---          ---       40,000             9,038


Richard A. Marshall                1996   169,680         ---            ---          ---       42,500             6,909
   Executive Vice President        1995   144,000      95,064            ---          ---       25,000             7,784
      and Chief Operating          1994   130,000      40,040            ---          ---       30,000             7,956
         Officer

F. Lynn Hamb                       1996   127,688         ---            ---          ---       62,000             1,971
  Vice President - Research
      & Development and Chief
         Technical Officer



Vincent C. Dowell                  1996   123,003         ---            ---          ---       32,500             7,171
   Vice President -                1995   105,550      54,013            ---          ---       20,000             5,645
     Manufacturing                 1994    91,000      21,021            ---          ---       15,000             5,227


(1) For the fiscal year ended March 31, 1996, amounts for Messrs. O'Leary and Groh consist of (i) imputed interest, on non-interest bearing option exercise loans from the Company, in the amounts of $169,527 and $25,102, respectively, and (ii) amounts for use of a Company car of $5,315 and $4,906, respectively. Excludes certain perquisites for Messrs. Marshall, Hamb and Dowell which do not exceed the lesser of $50,000 or 10% of the named individual's aggregate salary and bonus.

                                                                   "PRELIMINARY"


(2) For the fiscal year ended March 31, 1996, amounts consist of (i) Company contributions to the Company's 401(k) retirement savings plan on behalf of Messrs. O'Leary, Groh, Marshall, Hamb and Dowell in the amounts of $6,500, $6,500, $6,500, $0 and $6,500, respectively, (ii) life insurance premiums paid by the Company on behalf of such persons in the amounts of $47,650, $1,736, $409, $1,971 and $671, respectively and (iii) income tax gross-up on these life insurance premiums of $41,415 for Mr. O'Leary.

(3) At March 31, 1996 Mr. O'Leary held 68,837 shares of restricted Common Stock with an aggregate market value of $1,221,857 (based on a market price of $17.75 per share). At March 31, 1995 and 1994, Mr. O'Leary held 108,337 shares of restricted Common Stock with an aggregate market value of $1,922,982, (based on a market price of $17.75 per share). These shares contain restrictions on disposition requiring continued employment which will lapse from 1997 through 2001. Mr. O'Leary is entitled to receive dividends with respect to such shares of restricted Common Stock.

(4) For the fiscal year ended March 31, 1996, includes 45,000, 25,000, 25,000, 20,000 and 20,000 options that were repriced effective February 16, 1996 for Messrs. O'Leary, Groh, Marshall, Hamb and Dowell, respectively (as more fully described in the "Ten-Year Options/SAR Repricings" Table).

(5) Effective May 1, 1996 Mr. Groh resigned as Executive Vice President - Sales and Marketing. While he continues his employment with the Company as a Senior Advisor, Mr. Groh is no longer considered an executive officer.

Options

     The following tables set forth certain information concerning the grant of options during the fiscal year ended March 31, 1996 to each of the executive officers named in the Summary Compensation Table and the number of stock options held by such executive officers at the end of such fiscal year, the value of such stock options and the potential value of such stock options at assumed rates of stock appreciation.

                    OPTIONS/SARS GRANTS IN LAST FISCAL YEAR

                                          Individual Grants
                        -----------------------------------------------------------
                                                                                      Potential Realizable Value
                          Number of      Percent of Total                               At Assumed Annual Rates
                          Securities       Options/SARs                                Of Stock Appreciation for
                          Underlying          Granted       Exercise or                     Option Term (1)
                         Options/SARs      To Employees      Base Price   Expiration  ---------------------------
        Name             Granted (#)(2)   In Fiscal Year     ($/Share)       Date           5%($)         10%($)
- ---------------------  ------------      ----------------   -----------   ----------     ----------    ----------

John W. O'Leary           15,335 (5)                  2.6%       22.125      5/09/05        213,376       540,735
                          23,776 (6)                  4.1%       26.375      6/15/05        394,375       999,422
                          32,500 (3)                  5.6%       23.625      8/23/05        482,873     1,223,693
                          45,000 (4)                  7.7%        17.75      2/17/06        502,330     1,273,002

James H. Groh             17,500 (3)                  3.0%       23.625      8/23/05        260,008       658,912
                          25,000 (4)                  4.3%        17.75      2/17/06        279,072       707,223

Richard A. Marshall       17,500 (3)                  3.0%       23.625      8/23/05        260,015       658,912
                          25,000 (4)                  4.3%        17.75      2/17/06        279,072       707,223

F. Lynn Hamb              50,000 (7)                  8.6%       26.875      4/21/05        845,077     2,291,591
                          12,000 (3)                  2.1%       23.625      8/23/05        178,292       451,825
                          20,000 (4)                  3.4%        17.75      2/17/06        223,258       565,779

Vincent C. Dowell         12,500 (3)                  2.1%       23.625      8/23/05        185,720       470,651
                          20,000 (4)                  3.4%        17.75      2/17/06        223,258       565,779


                                                                   "PRELIMINARY"


(1) These values have been determined based upon assumed rates of appreciation and are not intended to forecast the possible future appreciation, if any, of the price or value of the Company's Common Stock.

(2) The options entitle the holder to purchase shares of the Company's Common Stock at an exercise price which is equal to the fair market value per share on the date the stock option was granted. Payment of the exercise price may be made in cash, shares of Common Stock or a combination of cash and shares. Named executives who pay the exercise price by exchange of Common Stock previously owned are issued a new stock option to purchase additional shares of Common Stock equal to the number of shares of Common Stock so exchanged. No stock option may be exercised after the expiration of ten years and one day from the date of grant. In the event of a change in control of the Company (as defined in the 1990 Incentive Plan), the stock options become fully exercisable as of the date of the change in control.

(3) The options vest in five equal annual installments commencing October 1, 1996.

(4) These options were granted on February 16, 1996 in exchange for options granted prior to April 21, 1995, at the fair market value of the stock on that date. Options for Messrs. O'Leary, Groh, Marshall, and Dowell vest as follows: 40% on October 1, 1996 and 20% per year on each of October 1, 1997, 1998 and 1999. Options for Mr. Hamb vest on October 1, 1996.

(5) These options were granted under the reload provision of the 1990 Incentive Plan upon Mr. O'Leary's surrender of 15,335 shares of Common Stock previously owned to pay the exercise price on his May 8, 1995 exercise of 67,850 stock options.

(6) The options vest in five equal annual installments commencing October 1, 1996.

(7) These options were issued upon the hire of Dr. Hamb on April 20, 1995, vesting 25% on November 1, 1995 and 25% on each of October 1, 1996, 1997 and 1998. Dr. Hamb agreed to cancel 20,000 options (12,500 vested on November 1, 1995 and 7,500 which would have vested on October 1, 1996) in exchange for an equal number of new options granted February 16, 1996 - see Note (4) above.



            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                            FY-END OPTION/SAR VALUES

                                                        Number of Securities         Value of Unexercised
                                                       Underlying Unexercised       In-The-Money Options/
                           Shares                   Options /SARs At FY-End (#)     SARs at FY-End ($) (1)
                          Acquired        Value     ----------------------------  --------------------------
        Name           On Exercise (#) Realized ($) Exercisable  Unexercisable  Exercisable  Unexercisable
        ----           --------------- -----------  -------------  -------------  -----------  -------------

John W. O'Leary                67,850    1,161,931        292,100        165,251    3,336,921         39,130

James H. Groh                  79,605    1,337,616         75,560         66,500      759,390            ---

Richard A. Marshall            15,000      264,375         34,100         74,900      262,575        154,800

F. Lynn Hamb                      ---          ---            ---         62,000          ---            ---

Vincent C. Dowell              10,000      186,875         18,000         50,500      141,000         96,750

(1)  Based on a market price of $17.75 per share at March 31, 1996.

                                                                   "PRELIMINARY"

                           TEN-YEAR OPTION REPRICING

 Set forth below is information regarding certain options that were granted on February 16, 1996 in exchange for options granted before April 21, 1995. These repriced options were granted at an exercise price of $17.75 per share, the fair market value of the stock on February 16, 1996. These are the only options held by any of the executive officers of the Company listed on page 5 that have been repriced since the Company's initial public offering in June 1993. The Compensation Committee's report on repricing is included under "Report of the Compensation Committee on Executive Compensation - Long-Term Incentive Program".


                                                                                         Length of
                                            Number of    Market                          Original
                                            Securities  Price of   Exercise             Option Term
                                            Underlying  Stock at   Price at     New      Remaining
                                 Repricing   Options     Time of    Time of   Exercise  at Date of
       Name and Position           Date      Repriced   Repricing  Repricing   Price     Repricing
- -------------------------------  ---------  ----------  ---------  ---------  --------  -----------

John W. O'Leary                    2/16/96      45,000     $17.75    $ 26.50    $17.75  106 months
   President &
     Chief Executive Officer

James H. Groh                      2/16/96      25,000     $17.75    $ 26.50    $17.75  106 months
   Executive Vice President -
     Sales & Marketing

Richard A. Marshall                2/16/96      25,000     $17.75    $ 26.50    $17.75  106 months
   Executive Vice President
      and Chief Operating
         Officer

F. Lynn Hamb                       2/16/96      20,000     $17.75    $26.875    $17.75  110 months
   Vice President - Research
      & Development and Chief
         Technical Officer

Vincent C. Dowell                  2/16/96      20,000     $17.75    $ 26.50    $17.75  106 months
   Vice President -
     Manufacturing

Richard W. Dean                    2/16/96      15,000     $17.75    $ 26.50    $17.75  106 months
   Vice President -
     Sales

Nick S. Mandrycky                  2/16/96      15,000     $17.75    $ 26.50    $17.75  106 months
   Vice President -
     Sales

Michael J. Drennan                 2/16/96      20,000     $17.75    $ 26.50    $17.75  106 months
   Vice President -
  Finance, Secretary, Treasurer

                                                                   "PRELIMINARY"

David B. Lupp 2/16/96       12,000  $17.75 $26.50   $17.75     106 months
 Vice President - Controller,
  Assistant Secretary &
    Assistant Treasurer

Rickey W. Wallace  2/16/96  15,000  $17.75 $26.50   $17.75     106 months
 Vice President -
  Marketing



CONTINUITY AGREEMENTS

          Effective in 1991, the Company and Mr. O'Leary entered into a Continuity Agreement which provides for the continued employment of Mr. O'Leary as the Company's President and Chief Executive Officer for a one-year term subject to automatic annual renewal unless terminated by the Company six months prior to expiration. Under the agreement, Mr. O'Leary is entitled to receive an annual base salary of not less than $225,000 and other bonuses and employee benefits pursuant to any plans and arrangements from time to time in effect.

          In the event of a change in control of the Company, as defined in the agreement, and the termination of Mr. O'Leary's employment by the Company for reasons other than cause, Mr. O'Leary is entitled to receive a lump sum payment equal to the greater of (i) an amount equal to his base salary and other benefits payable through the end of the then remaining term of the agreement plus the pro rata portion of any bonus which would have been payable to him in the fiscal year of termination if maximum discretionary bonuses had been paid and (ii) an amount equal to three times his annual base salary in effect at the time of termination plus three times the highest bonus paid to Mr. O'Leary at any time during the five fiscal years preceding termination. In the event that following a change in control, Mr. O'Leary voluntarily terminates his employment at any time during the then remaining term of the agreement as a result of, among other things, changes in his duties or responsibilities or other terms and conditions of his employment or as a result of the relocation of the Company's offices, Mr. O'Leary is entitled to receive the greater of the amounts described in clauses (i) and (ii) of the preceding sentence.

          Effective June 1994, the Company entered into Continuity Agreements with certain other executives named in the Summary Compensation Table. Such agreements for Messrs. Groh, Marshall and Dowell provide for minimum salaries of $179,740, $136,500, and $95,550 respectively, bonuses as determined by the Compensation Committee and employee benefits pursuant to any plans and arrangements from time to time in effect. The Company entered into a Continuity Agreement with Dr. Hamb in April 1995, that provides for a minimum salary of $135,000, bonuses as determined by the Compensation Committee and employee benefits pursuant to any plans and arrangements from time to time in effect.

          Each of such Continuity Agreements provides that, in the event of termination of employment for a reason other than cause or disability occurring within 36 months after a change in control of the Company, as defined in the agreement, the executive is entitled to a lump sum payment equal to the greater of: (i) his base salary and other benefits payable for the duration of the 36 month period and the pro rata portion of any bonus which would have been payable to him in the fiscal year of termination if maximum discretionary bonuses had been paid and (ii) an amount equal to three times his annual base salary in effect at the time of his termination plus three times the executive's highest bonus paid at any time during the five fiscal years preceding termination. The executive is also entitled to this amount in the event he leaves within 36 months after a change in control for "good reason" including, among other things, changes in his duties or responsibilities, relocation of the Company's offices, or failure to continue a material compensation or benefit plan.

                                                                   "PRELIMINARY"


          In the event of termination without cause or in the event of termination subsequent to the 36-month period after change in control, the executive is entitled to receive, for a period of nine months, his base salary, all benefits theretofore payable to him, any deferred salary, bonuses or compensation and a pro rata portion of the bonus that would have been payable for that fiscal year if maximum discretionary bonuses had been paid.

          Amounts payable upon a change in control under any of the above Continuity Agreements, are subject to reduction by an amount necessary to avoid any "excise tax" under Section 4999 of the Internal Revenue Code of 1986, as amended.

                               PERFORMANCE GRAPH


             COMPARISON OF THREE YEAR CUMULATIVE TOTAL RETURN AMONG
                INTERNATIONAL IMAGING MATERIALS, INC., ("IIMAK")
                   NASDAQ STOCK MARKET - US INDEX ("NASDAQ")
                                      AND
               HAMBRECHT & QUIST TECHNOLOGY INDEX ("H & Q TECH")

                         [GRAPH APPEARS HERE]

                COMPARISON OF THREE YEAR CUMULATIVE RETURN
AMONG INTERNATIONAL IMAGING MATERIAL, INC. (IMAK), NASDAQ STOCK MARKET -
         U.S INDEX AND HAMBRECHT & QUIST TECHNOLOGY INDEX (H & Q TECH)

Measurement period
(Fiscal year Covered)    IMAK           NASDAQ          H & Q TECH
- ---------------------   ---------       ---------       ---------
Measurement PT -
 5/31/93                $   100         $   100         $   100

FYE  3/31/94            $   121         $   107         $   111
FYE  3/31/95            $   193         $   120         $   143
FYE  3/31/96            $   127         $   165         $   196


          The graph above shows a comparison of the cumulative total return, on a dividend reinvestment basis, for the quarterly periods from June 16, 1993 (the effective date of the Company's initial public offering) through March 1996 assuming $100 was invested on June 16, 1993 in the Company's Common Stock (at the initial public offering price of $14.00 per share) and on May 31, 1993 in the securities which comprise the Nasdaq Stock Market - US Index and the Hambrecht & Quist Technology Index. The Company's Common Stock is included in the Nasdaq Stock Market - US Index. The Company has also elected to compare its stock performance to that of the Hambrecht & Quist Technology Index which tracks the aggregate price performance of equity securities of technology companies, the majority of which are quoted on the Nasdaq Stock Market.

                                                                   "PRELIMINARY"

                 SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                    DIRECTORS, NOMINEES, EXECUTIVE OFFICERS

          The following table sets forth certain information as to the number of shares of the Common Stock beneficially owned, as of May 31, 1996, except as noted in notes (1), (4) and (5) below, by (i) each person who is known by the Company to beneficially own more than 5% of the Common Stock, (ii) each Director and nominee for Director of the Company, (iii) each executive officer identified in the Summary Compensation Table and (iv) all executive officers and Directors of the Company as a group. A person is a beneficial owner if he or she has or shares voting power or investment power. At May 31, 1996, there were 8,660,366 shares of Common Stock outstanding. Except as noted below, the address of all stockholders identified in the table and accompanying footnotes below is in care of the Company at its principal executive offices.

                                                  Percentage of
                                        Number     Outstanding
                                       Of Shares   Common Stock
                                       ---------  --------------

William Blair & Company, L.L.C. (1)    1,000,550           11.2%
   222 West Adams Street
   Chicago, IL 60606
Alexander K. Daw (2)                     602,400            7.0%
John W. O'Leary (3)                      599,065            6.7%
Wasatch Advisors, Inc. (4)               550,575            6.2%
   68 South Main Street
   Salt Lake City, UT 84101
FMR Corporation (5)                      463,900            5.2%
   82 Devonshire Street
   Boston, MA 02109
Donald D. Lennox (6)                      98,494            1.1%
Robert S. Anderson (7)                    62,243              *
Richard A. Marshall (8)                   44,400              *
Vincent C. Dowell (9)                     23,000              *
James H. Groh (10)                        17,000              *
William P. Montague (11)                  11,800              *
Ronald J. Kubovcik (12)                    7,840              *
Michael J. Downey (13)                     4,000              *
Albert J. Simone (11)                      1,800              *
F. Lynn Hamb                               1,000              *
All Directors and executive
  officers as a group (18 persons)     1,768,385           19.3%

  *   Represents less than 1% of the issued and outstanding Common Stock.

  (1) William Blair & Company L.L.C. has sole investment power over the 1,000,550 shares and has sole voting power over 105,900 of such shares. This information is based on information as reported in William Blair & Company L.L.C.'s Schedule 13G dated March 7, 1996.
  (2) Includes 600,000 shares held by D.G. Daw Investments Pty. Ltd., with which Mr. Daw has shared voting and investment power, 1,500 shares held by Mr. Daw with restrictions on disposition which will lapse from 1996 to 2000 and 600 shares issuable pursuant to options exercisable within 60 days.
  (3) Includes 293,629 shares issuable pursuant to options exercisable within 60 days and 68,837 shares with restrictions on disposition requiring continued employment which will lapse from 1997 through 2001.

                                                                   "PRELIMINARY"

  (4) Wasatch Advisors, Inc. has sole voting and investment power over the 550,575 shares. This information is based on information as reported in Wasatch Advisors, Inc.'s Schedule 13G dated February 12, 1996.
  (5) FMR Corporation has sole investment power over the 463,900 shares and has sole voting power over 72,500 of such shares. This information is based on information as reported in FMR Corporation's Schedule 13G dated February 14, 1996.
  (6) Includes 1,500 shares with restrictions on disposition which will lapse from 1996 to 2000 and 600 shares issuable pursuant to options exercisable within 60 days.
  (7) Includes 1,500 shares with restrictions on disposition which will lapse from 1996 to 2000, 600 shares issuable pursuant to options exercisable within 60 days and excludes 52,500 shares held by Mr. Anderson's spouse as custodian for Mr. Anderson's minor children, as to which Mr. Anderson disclaims beneficial ownership.
  (8) Includes 34,100 shares issuable pursuant to options exercisable within 60 days.
  (9) Includes 18,000 shares issuable pursuant to options exercisable within 60 days.
 (10) Includes 16,000 shares issuable pursuant to options exercisable within 60 days.
 (11) Includes 1,500 shares with restrictions on disposition which will lapse from 1996 to 2000.
 (12) Includes 1,500 shares with restrictions on disposition which will lapse from 1996 to 2000 and 6,040 shares issuable pursuant to options and warrants exercisable within 60 days.
 (13) Includes 1,500 shares with restrictions on disposition which will lapse from 1996 to 2000 and 200 shares issuable pursuant to options exercisable within 60 days.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Certain executive officers of the Company are indebted to the Company under non-interest bearing demand notes and term-loans, secured by personal assets, which were incurred to exercise stock options and in lieu of fiscal 1996 bonus, respectively. The amount of indebtedness as of May 31, 1996 of each Officer and a Director, whose indebtedness exceeded $60,000 during the fiscal year follows. The maximum amount of indebtedness of each such person during the fiscal year ended March 31, 1996 is the amount shown at May 31, 1996, except as indicated in notes (1) and (2).

                                                          Amount of
                                                        Indebtedness ($)
 Name                             Title                at May 31, 1996
 ----                             -----                -----------------

John W. O'Leary (1)     President and Chief                      2,444,730
                        Executive Officer

Donald D. Lennox (2)    Chairman of the Board                        - 0 -

Richard A. Marshall     Executive Vice                             173,803
                        President and Chief
                        Operating Officer

Michael J. Drennan      Vice President - Finance,                1,318,356
                        Secretary, Treasurer and
                        Chief Financial Officer

Vince C. Dowell         Vice President -                            89,338
                        Manufacturing

Nick S. Mandrycky       Vice President -                            77,596
                        Sales

Richard W. Dean         Vice President -                           124,671
                        Sales

David B. Lupp           Vice President - Controller,                74,137
                        Assistant Secretary and
                        Assistant Treasurer


    (1) Maximum amount of indebtedness during the fiscal year was $3,148,974.
    (2) Maximum amount of indebtedness during the fiscal year was $1,471,500.


                         COMPLIANCE WITH SECTION 16(a) OF
                                THE EXCHANGE ACT

          Under Section 16(a) of the Exchange Act, the Company's Directors, executive officers and beneficial owners of more than 10% of the Common Stock are required to report, among other things, their initial ownership of the Company's equity securities and any subsequent changes in that ownership to the Securities and Exchange Commission.

          Section 16(a) also requires that copies be furnished to the Company. Based upon a review of such forms received, the Company is not aware of any late filings, with one exception. Mr. Rickey W. Wallace reported a single October 1995 purchase transaction on a late Form 4.


                              INDEPENDENT AUDITORS

          Upon the recommendation of the Audit Committee, the Board of Directors selected KPMG Peat Marwick LLP as independent auditors to audit the Company's books, records and accounts for the fiscal year ending March 31, 1997. KPMG Peat Marwick LLP audited the Company's books, records and accounts for the fiscal year ended March 31, 1996. A representative of the firm will attend the Annual Meeting, will have the opportunity to make a statement and will be available to answer questions that may be asked by stockholders.



                                 OTHER MATTERS

          The Board of Directors does not know of any matters to be presented for consideration at the Annual Meeting other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their judgment.

                                                                   "PRELIMINARY"

                       STOCKHOLDER PROPOSALS FOR THE 1997
                         ANNUAL MEETING OF STOCKHOLDERS

          Stockholder proposals to be presented at the 1997 Annual Meeting of Stockholders must be received, in writing, by the Secretary of the Company at the Company's principal executive offices no later than March 3, 1997 in order to be included in the Company's proxy materials relating to that meeting.


                            SOLICITATION OF PROXIES

          The accompanying Proxy is solicited by the Board of Directors, and the cost of such solicitation will be borne by the Company. Proxies may be solicited by Directors, executive officers and employees of the Company, none of whom will receive any additional compensation for such services. Solicitation of Proxies may be made personally or by mail, telephone, telegraph, facsimile or messenger. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks and other fiduciaries, for the reasonable expense of forwarding soliciting materials to their principals.


By Order of the Board of Directors



Michael J. Drennan
Vice President - Finance,
Treasurer, Secretary and
Chief Financial Officer



Amherst, New York
June 27, 1996

- --------------------------------------------------------------------------------
                     INTERNATIONAL IMAGING MATERIALS, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           Annual Meeting of Stockholders To Be Held August 21, 1996

Revoking all prior proxies, the undersigned, a stockholder of INTERNATIONAL IMAGING MATERIALS, INC. ("the Company"), hereby appoints John W. O'Leary and Michael J. Drennan, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock, par value $.01 per share ("Common Stock"), of the undersigned of the Company at the Annual Meeting of Stockholders of the Company to be held at the Company's offices located at 310 Commerce Drive, Amherst, New York 14228 on August 21, 1996 at 3:00 p.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse.

                 IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
A[X] Please mark your        ----                                     |
     votes as in this        |                                        |
     example.                                                          -----


                   FOR all nominees        WITHHOLD Authority
                listed to right (Except      to vote for
                marked to the contrary)     nominees listed     NOMINEES: Michael J. Downey    IN THEIR DISCRETION, THE PROXIES
1. Election     [_]                        [_]                                                 ARE AUTHORIZED TO VOTE UPON SUCH
   of                                                                                          OTHER MATTERS WHICH MAY PROPERLY
   Directors                                                                                   COME BEFORE THE MEETING OR ANY
                                                                                               ADJOURNMENT THEREOF.

                                                                          Ronald J. Kubovcik   THIS PROXY, WHEN PROPERLY EXECUTED,
                                                                                               WILL BE VOTED AS DIRECTED, IF NO
                                                                                               DIRECTION IS INDICATED, THIS PROXY
                                                                                               WILL BE VOTED FOR THE ELECTION OF
                                                                                               THE LISTED NOMINEES AS DIRECTORS.

                                                                          Donald D. Lennox     PLEASE SIGN, DATE, AND RETURN THIS
                                                                                               PROXY CARD PROMPTLY, USING THE
                                                                                               ENCLOSED ENVELOPE, OR IF YOU PREFER,
                                                                                               FAX BOTH SIDES OF THIS PROXY CARD
                                                                                               TO THE COMPANY AT (716) 691-1133.

- -------------------------------------


                                                                                               PLEASE CHECK HERE IF YOU PLAN TO
                                                                                               ATTEND THE ANNUAL MEETING OF
                                                                                               STOCKHOLDERS AT 3:00 P.M. ON
                                                                                               AUGUST 21, 1996.             [_]

SIGNATURE_________________ DATE______ SIGNATURE__________________ DATE________
                                       Signature if held jointly

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.